                            FORM 8-K

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934


                     Date of Report:  March 9, 1999
                                      -------------

                 HOUSEHOLD INTERNATIONAL, INC.
                 -----------------------------
     (Exact name of registrant as specified in its charter)



Delaware               1-8198                  36-3121988
--------------------------------------------------------------
(State or other        (Commission File        (IRS Employer
 jurisdiction of        Number)                 Identification
 incorporation                                  Number)



2700 Sanders Road, Prospect Heights, Illinois             60070
---------------------------------------------------------------
(Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code 847/564-5000
                                                   ------------

Item 5.  Other Events

         Press release issued by Household International, Inc.
         noting implementation of stock repurchase program and increase in common stock dividend. Said release is filed as an exhibit hereto.


Item 7.  Financial Statements and Exhibits

         (a)  Financial statements of businesses acquired.

              Not applicable.

         (b)  Pro forma financial information.

              Not applicable.

         (c)  Exhibits.

              No.   Exhibit
              ---   -------
              99    Press release titled "Household
                    International Announces $2 Billion
                    Share Repurchase Program; Increases
                    Common Stock Dividend for 47th
                    Consecutive Year", dated March 9, 1999.



                            SIGNATURE

   Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 HOUSEHOLD INTERNATIONAL, INC.
                                 ----------------------------
                                        (Registrant)


                                 By:  /s/ John W. Blenke
                                      -------------------
                                      John W. Blenke
                                      Assistant Secretary

Dated:  March 16, 1999
        --------------

U:\LAW\EDGAR\I8K399.AS1